Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2016 and 2015.

Three Months Ended September 30, 2016 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net Sales	$282.1	$194.8	$80.7	$31.7	$7.6	$(0.5)	$596.4
Depreciation and amortization	15.3	6.3	3.8	2.5	0.9	0.8	29.6
Cost of sales and selling and administrative	199.4	153.3	78.3	25.9	7.1	25.6	489.6
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.3	0.3
Total operating costs	214.7	159.6	82.1	28.4	8.0	26.7	519.5
Income (loss) from operations	67.4	35.2	(1.4)	3.3	(0.4)	(27.2)	76.9
Total non-operating expense	—	—	—	—	—	(20.2)	(20.2)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	67.4	35.2	(1.4)	3.3	(0.4)	(47.4)	56.7
Income tax benefit	—	—	—	—	—	(7.5)	(7.5)
Equity in income of unconsolidated affiliates	—	—	(1.4)	—	—	—	(1.4)
Income (loss) from continuing operations	$67.4	$35.2	$—	$3.3	$(0.4)	$(39.9)	$65.6
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$67.4	$35.2	$—	$3.3	$(0.4)	$(39.9)	$65.6
Income tax benefit	—	—	—	—	—	(7.5)	(7.5)
Interest expense, net of capitalized interest	—	—	—	—	—	9.0	9.0
Depreciation and amortization	15.3	6.3	3.8	2.5	0.9	0.8	29.6
EBITDA from continuing operations	82.7	41.5	3.8	5.8	0.5	(37.6)	96.7
Stock based compensation expense	0.3	0.2	0.2	—	—	2.5	3.2
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.3	0.3
Investment income	—	—	—	—	—	(2.5)	(2.5)
Loss on early debt extinguishment	—	—	—	—	—	13.2	13.2
Adjusted EBITDA from continuing operations	$83.0	$41.7	$4.0	$5.8	$0.5	$(24.1)	$110.9

Three Months Ended September 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net Sales	$200.0	$157.8	$74.4	$26.8	$6.8	$(0.9)	$464.9
Depreciation and amortization	14.6	5.0	3.3	2.0	0.4	0.6	25.9
Cost of sales and selling and administrative	196.5	135.6	74.0	22.4	7.0	19.0	454.5
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.9	0.9
Other operating credits and charges, net	—	—	—	—	—	1.0	1.0
Total operating costs	211.1	140.6	77.3	24.4	7.4	21.5	482.3
Income (loss) from operations	(11.1)	17.2	(2.9)	2.4	(0.6)	(22.4)	(17.4)
Total non-operating expense	—	—	—	—	—	(11.6)	(11.6)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(11.1)	17.2	(2.9)	2.4	(0.6)	(34.0)	(29.0)
Income tax benefit	—	—	—	—	—	(2.4)	(2.4)
Equity in income of unconsolidated affiliates	—	—	(2.0)	—	—	—	(2.0)
Income (loss) from continuing operations	$(11.1)	$17.2	$(0.9)	$2.4	$(0.6)	$(31.6)	$(24.6)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(11.1)	$17.2	$(0.9)	$2.4	$(0.6)	$(31.6)	$(24.6)
Income tax benefit	—	—	—	—	—	(2.4)	(2.4)
Interest expense, net of capitalized interest	—	—	—	—	—	8.4	8.4
Depreciation and amortization	14.6	5.0	3.3	2.0	0.4	0.6	25.9
EBITDA from continuing operations	3.5	22.2	2.4	4.4	(0.2)	(25.0)	7.3
Stock based compensation expense	0.4	0.1	0.1	—	—	1.7	2.3
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.9	0.9
Investment income	—	—	—	—	—	(0.5)	(0.5)
Other operating credits and charges, net	—	—	—	—	—	1.0	1.0
Adjusted EBITDA from continuing operations	$3.9	$22.3	$2.5	$4.4	$(0.2)	$(21.9)	$11.0

Nine Months Ended September 30, 2016 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net Sales	$751.9	$583.3	$230.5	$103.2	$20.3	$(5.8)	$1,683.4
Depreciation and amortization	44.6	20.7	10.2	6.6	1.7	2.2	86.0
Cost of sales and selling and administrative	580.6	458.7	226.7	81.3	19.6	70.1	1,437.0
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	1.0	1.0
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Total operating costs	625.2	479.4	236.9	87.9	21.3	84.7	1,535.4
Income (loss) from operations	126.7	103.9	(6.4)	15.3	(1.0)	(90.5)	148.0
Total non-operating expense	—	—	—	—	—	(31.7)	(31.7)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	126.7	103.9	(6.4)	15.3	(1.0)	(122.2)	116.3
Income tax provision	—	—	—	—	—	13.1	13.1
Equity in income of unconsolidated affiliates	—	—	(4.4)	—	—	—	(4.4)
Income (loss) from continuing operations	$126.7	$103.9	$(2.0)	$15.3	$(1.0)	$(135.3)	$107.6
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$126.7	$103.9	$(2.0)	$15.3	$(1.0)	$(135.3)	$107.6
Income tax provision	—	—	—	—	—	13.1	13.1
Interest expense, net of capitalized interest	—	—	—	—	—	26.3	26.3
Depreciation and amortization	44.6	20.7	10.2	6.6	1.7	2.2	86.0
EBITDA from continuing operations	171.3	124.6	8.2	21.9	0.7	(93.7)	233.0
Stock based compensation expense	0.7	0.7	0.5	—	—	7.5	9.4
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	1.0	1.0
Investment income	—	—	—	—	—	(6.4)	(6.4)
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Loss on early debt extinguishment	—	—	—	—	—	13.2	13.2
Adjusted EBITDA from continuing operations	$172.0	$125.3	$8.7	$21.9	$0.7	$(67.0)	$261.6

Nine Months Ended September 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net Sales	$601.2	$495.2	$211.2	$101.4	$21.5	$(0.9)	$1,429.6
Depreciation and amortization	43.6	15.1	9.6	6.2	1.3	2.1	77.9
Cost of sales and selling and administrative	615.2	400.8	213.0	88.4	22.7	62.2	1,402.3
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	1.5	1.5
Other operating credits and charges, net	—	—	—	—	—	12.6	12.6
Total operating costs	658.8	415.9	222.6	94.6	24.0	78.4	1,494.3
Income (loss) from operations	(57.6)	79.3	(11.4)	6.8	(2.5)	(79.3)	(64.7)
Total non-operating expense	—	—	—	—	—	(25.7)	(25.7)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(57.6)	79.3	(11.4)	6.8	(2.5)	(105.0)	(90.4)
Income tax benefit	—	—	—	—	—	(7.7)	(7.7)
Equity in income of unconsolidated affiliates	—	—	(4.1)	—	—	—	(4.1)
Income (loss) from continuing operations	$(57.6)	$79.3	$(7.3)	$6.8	$(2.5)	$(97.3)	$(78.6)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(57.6)	$79.3	$(7.3)	$6.8	$(2.5)	$(97.3)	$(78.6)
Income tax benefit	—	—	—	—	—	(7.7)	(7.7)
Interest expense, net of capitalized interest	—	—	—	—	—	23.1	23.1
Depreciation and amortization	43.6	15.1	9.6	6.2	1.3	2.1	77.9
EBITDA from continuing operations	(14.0)	94.4	2.3	13.0	(1.2)	(79.8)	14.7
Stock based compensation expense	0.8	0.6	0.4	—	—	5.6	7.4
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	1.5	1.5
Investment income	—	—	—	—	—	(2.9)	(2.9)
Other operating credits and charges, net	—	—	—	—	—	12.6	12.6
Adjusted EBITDA from continuing operations	$(13.2)	$95.0	$2.7	$13.0	$(1.2)	$(63.0)	$33.3